SBL Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated January 14, 2011
to Prospectus and Statement of Additional Information
Dated May 1, 2010

The following information supplements and amends the information in the Prospectus and Statement of Additional Information regarding the Rydex | SGI Variable Fund Series, Series D (Global) and Series Z (Alpha Opportunity) (collectively, the “Funds”):

Effective on or around January 14, 2011, Security Global Investors, LLC, the sub-adviser to the Funds, will be merged with and into Security Investors, LLC. The foregoing internal restructuring is not expected to have an impact on the investment advisory services rendered to the Funds, which will continue to be managed on a day-to-day basis by the same team of portfolio managers. Also, the investment philosophies, strategies, and processes of the Funds will remain the same. No other changes will be made to the investment advisory agreements of the Funds, and the fees and expenses of the Funds will remain the same.

Please Retain This Supplement for Future Reference